UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2021

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Second Floor, Washington House
16 Church Street
Hamilton, HM 11, Bermuda
(441) 279-8400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-Rate Reset Perpetual Non-Cumulative Preference Share, Series C	ATHPrC	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed-Rate Perpetual Non-Cumulative Preference Share, Series D	ATHPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On December 17, 2021, Athene Holding Ltd., a Bermuda exempted company (the “Company”), Athene Life Re Ltd., an exempted company incorporated under the laws of Bermuda (“Athene Life Re”), Athene USA Corporation, an Iowa corporation (“AUSA”), and Athene Annuity Re Ltd., an exempted company incorporated under the laws of Bermuda (“Athene Annuity Re” and, together with the Company, Athene Life Re, AUSA and any other subsidiary of the Company that becomes a borrower thereunder, collectively the “Borrowers” and individually, a “Borrower”), entered into a First Amendment and Consent to Credit Agreement with a syndicate of banks, including Citibank, N.A., as administrative agent (“Administrative Agent”), and the other lenders named therein (the “Credit Facility Amendment”), which amends that certain Credit Agreement, dated as of December 3, 2019, among the Borrowers, the Administrative Agent and the other lenders named therein (the “Credit Facility”). The Credit Facility Amendment was entered into in connection with the anticipated closing (the “Closing”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 8, 2021, among the Company, Apollo Global Management, Inc., Tango Holdings, Inc. (“Tango”), Blue Merger Sub, Ltd. and Green Merger Sub, Inc. (the “Merger”). Among other things, the Credit Facility Amendment amends the Credit Facility to provide for additional transactions that are permitted under the covenants restricting the ability of any Borrower or any subsidiary to engage in certain transactions with affiliates in light of the fact that the Company will become a subsidiary of Tango as of the Closing. In addition, the Credit Facility Amendment includes a consent by the lenders thereto to certain intercompany restructuring transactions that will take place in connection with the Merger.
The foregoing description of the Credit Facility Amendment is not complete and is qualified in its entirety by reference to the complete text of the Credit Facility Amendment, which is filed as Exhibit 10.1.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)        Exhibits.

Exhibit No.	Description

10.1.1
First Amendment and Consent to Credit Agreement, dated December 17, 2021, among Athene Holding Ltd., Athene Life Re Ltd., Athene USA Corporation and Athene Annuity Re Ltd., as Borrowers, the lenders from time to time party thereto, and Citibank N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date:	December 21, 2021	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel